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                                                                    EXHIBIT 99.4

                   AMENDMENT NO. 3 TO ASSET PURCHASE AGREEMENT

                  This Amendment No. 3 (the "Amendment"), dated as of September 15, 2003, has been entered into between the signatories hereto for the purpose of amending the Asset Purchase Agreement, dated as of June 30, 2003, between The Top-Flite Golf Company (f/k/a Spalding Sports Worldwide, Inc.) and Callaway Golf Company, as amended (the "Asset Purchase Agreement"). Initially capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement.

1.       Amendments.

         1.1      Of the amount payable under Section 1.5 of the Asset Purchase
Agreement:

                  1.1.1 $120,150,000 of the Closing Cash Payment shall be paid to the Seller on the date hereof.

                  1.1.2 The Indemnity Deposit shall be paid to the Escrow Agent on the date hereof.

                  1.1.3 Subject to Section 1.2 of this Amendment below, the Assets of the Foreign Subsidiaries (the "Foreign Subsidiary Assets") shall be conveyed to the Purchaser, or its permitted assign, and the balance of the Purchase Price shall be paid to the Seller on September 30, 2003 (as adjusted pursuant to Sections 1.6(a) and 1.7(a)(iv) of the Asset Purchase Agreement).

         1.2 If the Assets of any of the Foreign Subsidiaries are not able to be conveyed to the Purchaser on September 30, 2003, such Assets shall be conveyed to the Purchaser on the date such Assets are able to be conveyed and the provisions of Section 4.18 shall govern the amounts to be paid on September 30, 2003 and thereafter.

         1.3 The Purchaser acknowledges that, pursuant to Article V of the Asset Purchase Agreement, all of the conditions to closing the sale of the Foreign Subsidiary Assets have been satisfied as of the date hereof; provided, however that each Foreign Subsidiary shall execute a document of transfer substantially in the form of the Bill of Sale (together with such other documents as may be reasonably necessary or appropriate) to sell, transfer and convey the Foreign Subsidiary Assets to the Purchaser, or its permitted assign, in substantially the same condition as such Assets exist on the date hereof, free and clear of all Encumbrances, other than Permitted Encumbrances, or evidence such transfer on the public records.

         1.4 Notwithstanding Section 4.17 of the Asset Purchase Agreement, the Purchaser acknowledges and agrees that the Foreign Subsidiaries may continue to operate the Business under the Top-Flite Name in the ordinary course, including, but not limited to, selling Inventory of the Foreign Subsidiaries, until the date upon which the Foreign Subsidiaries convey the Assets to the Purchaser, or its permitted assign.

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         1.5      The term "Closing Date" in the Purchase Agreement shall refer, as the context requires, to (i) the date of the Closing for the purchase and sale of the Assets of the Seller and (ii) the date of the Closing for the purchase and sale of the Assets of the Foreign Subsidiaries.

         1.6 Section 1.7(a)(iv) of the Asset Purchase Agreement shall be amended and restated as follows:

                  "(iv) (A) Prior to the Closing Date, the Seller shall in good faith prepare, or cause to be prepared, and deliver to the Purchaser a certificate signed by the Chief Financial Officer (or such other Person serving in a similar capacity) of the Seller setting forth a reconciliation between the Deemed Closing Date A/R Value of the Assigned Receivables and the Deemed Closing Date A/R Value of the Assigned Receivables less the amount of "A&P" (which pertains solely to co-op advertising and other similar promotional items that are generally dilutive to such Assigned Receivables and which shall be determined on the same basis as "A&P" is determined in the Financial Statements) as of the Closing Date that are deductible from the Assigned Receivables (the "A/R Reconciliation"). If the A/R Reconciliation, as determined by the Seller and the Purchaser, (A) is equal to or greater than $3,540,000 and equal to or less than $3,740,000, there shall be no adjustment to the Purchase Price; (B) is greater than $3,740,000, the Purchaser shall reduce the Purchase Price (and accordingly the Closing Cash Payment) by an amount equal to such excess; and (C) is less than $3,540,000, the Purchaser shall increase the Purchase Price (and accordingly the Closing Cash Payment) by the amount of such deficiency. The A/R Reconciliation is agreed to be $6,411,000 for purposes of the Closing on the date hereof and is subject to adjustment as set forth below.

                  (B) As soon as practicable, but in no event later than September 23, 2003, the Seller shall in good faith prepare or cause to be prepared, and deliver to the Purchaser a certificate signed by the Chief Financial Officer (or a Person acting in such capacity) of the Seller setting forth its determination, based exclusively on the Books and Records and consistent with past practice of the Seller, of the A/R Reconciliation (expressed in United States dollars) as of the open of business on September 15, 2003, but without giving effect to the consummation of any of the transactions contemplated hereby (the "Seller A/R Reconciliation"). During the course of the Seller's determination of the A/R Reconciliation, the Purchaser shall make its own conclusions regarding such A/R Reconciliation, based exclusively on the Books and Records and consistent with past practice of the Seller . The Purchaser shall in no event contact or engage in any discussions with any of the customers of the Business with regard to A&P for the period prior to September 15, 2003. During the period between September 23, 2003 and September 30, 2003, the Seller and the Purchaser shall cooperate and work closely to settle discrepancies, if any, there may be between the Seller A/R Reconciliation and the Purchaser's calculation of the A/R Reconciliation.

                  (C) In the event that the Seller and the Purchaser cannot agree on the amount of the A/R Reconciliation, the parties agree to immediately submit such discrepancies to the Independent Accountants, who shall determine, exclusively on the

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basis of the Books and Records and consistent with the past practice of the
Seller, the A/R Reconciliation value. The parties shall instruct the Independent Accountants to deliver a written determination to the Purchaser and the Seller no later than five (5) Business Days after submission of the discrepancies.

                  (D) On September 30, 2003 or as soon thereafter as possible if the matter is submitted to the Independent Accountants, the Purchase Price shall be adjusted as follows: (i) if the amount of the A/R Reconciliation, as finally determined, is equal to $6,411,000 there shall be no adjustment to the Purchase Price based on the amount of the A/R Reconciliation; (ii) if the amount of the A/R Reconciliation, as finally determined, is greater than $6,411,000, the Purchaser shall reduce the Purchase Price by the amount of such excess; and
(iii) if the amount of the A/R Reconciliation, as finally determined, is less than $6,411,000, the Purchaser shall increase the Purchase Price by the amount of such deficiency. The Purchaser acknowledges and agrees that the provisions of this Section 1.7(a)(iv) are the sole provisions relating to the amount of A&P.".

         1.7 The Deemed Closing Date A/R Value of the Accounts Receivable transferred pursuant to this Agreement as of the date hereof is $31,650,000, which shall be verified by the parties not later than September 30, 2003 based upon the Books and Records and consistent with the past practices of the Seller. The Purchase Price shall be adjusted as follows: (i) if the Deemed Closing Date A/R Value of the Accounts Receivable, as finally determined, is equal to $31,650,000 there shall be no adjustment to the Purchase Price based on the amount of the Deemed Closing Date A/R Value; (ii) if the Deemed Closing Date A/R Value of the Accounts Receivable, as finally determined, is greater than $31,650,000, the Purchaser shall increase the Purchase Price by the amount of such excess; and (iii) if the Deemed Closing Date A/R Value of the Accounts Receivable, as finally determined, is less than $31,650,000, the Purchaser shall decrease the Purchase Price by the amount of such deficiency. The Purchaser acknowledges and agrees that the provisions of this Section 1.7 of the Amendment are the sole provisions relating to the adjustment of the Purchase Price based on the amount of the Deemed Closing Date A/R Value. The parties acknowledge that this Section 1.7 of the Amendment does not modify or amend Section 1.7 of the Agreement.

2. No Further Amendments. Except as amended herein, the Asset Purchase Agreement will remain unchanged and in full force and effect.

3. Articles and Sections. The Article and Section headings in this Amendment are for reference only and shall not affect the interpretation of this Amendment.

4. Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, of the parties hereto.

                  [Remainder of Page Intentionally Left Blank]

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                  IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                    CALLAWAY GOLF COMPANY

                                    By: /s/ Ronald A. Drapeau
                                        ---------------------------------------
                                        Name:  Ronald A. Drapeau
                                        Title: Chairman of the Board
                                               President and Chief Executive
                                               Officer

                                    THE TOP-FLITE GOLF COMPANY
                                    (f/k/a SPALDING SPORTS WORLDWIDE, INC.)

                                    By: /s/ Peter A. Arturi
                                        ---------------------------------------
                                        Name:  Peter A. Arturi
                                        Title: Vice President, Secretary and
                                               General Counsel


Amendment No.3 to Asset Purchase Agreement